Exhibit 32.1

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 15d-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Amish Naturals, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Silver, Chief Executive Officer, and Director of the Company, and I, Dale Paisley, Chief Financial Officer of the Company, hereby certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

i. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amish Naturals, Inc. and will be retained by Amish Naturals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                     /S/ MARTIN SILVER
                                     -----------------------------------
                                     MARTIN SILVER
                                     CHIEF EXECUTIVE OFFICER, AND DIRECTOR
                                     AMISH NATURALS, INC.
                                     AUGUST 13, 2008


                                     /S/ DALE PAISLEY
                                     -----------------------------
                                     DALE PAISLEY
                                     CHIEF FINANCIAL OFFICER
                                     AMISH NATURALS, INC.
                                     AUGUST 13, 2008


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